DUNHAM FUNDSSM WHEN PERFORMANCE COUNTS

SUMMARY PROSPECTUS

March 1, 2025

Dunham International Opportunity Bond Fund

Class A (DAIOX)

Class C (DCIOX)

Class N (DNIOX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2025, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/InternationalBond. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective: The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.26%	1.26%	1.26%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.00%	2.50%	1.75%
(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.20% to 0.70% based on the Fund’s performance relative to the Bloomberg Global Aggregate Bond ex-US Total Return Index Hedged, the Fund’s benchmark.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$644	$1,049	$1,479	$2,672
Class C	$253	$779	$1,331	$2,836
Class N	$178	$551	$949	$2,062

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as bonds, adjustable rate securities, derivatives and other instruments with similar economic exposures (including interest rate futures, interest rate swaps, inflation swaps, credit default swaps, forward contracts on foreign exchanges, forward mortgage-backed securities trades and repurchase agreements) of foreign government and corporate issuers. These securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and subject to restriction on resale. The Fund primarily invests in issuers outside the United States.

The Fund invests in debt securities of issuers in both developed and emerging markets. The Fund may buy securities issued by companies of any size or market capitalization and it can invest in debt securities having short, intermediate or long maturities. The Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities rated below investment grade (known as “high-yield” or “junk” bonds) by a nationally recognized statistical rating organization (NRSRO) or in unrated securities.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including but not limited to options, forward contracts, futures contracts, swaps (including interest rate swaps, inflation swaps and credit default swaps), and structured notes. The Sub-Adviser may manage foreign currency exposure, both to reduce risk and to seek to enhance returns. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options related to foreign currencies, including currencies of both developed and emerging market countries.

The Fund’s Sub-Adviser constructs portfolios through a combination of bottom-up security selection and top-down asset allocation, thereby accounting for security specific risk and broad market and asset class volatility. The Sub-Adviser’s opportunity set encompasses a Non-U.S issuer universe of global credit markets including Pan European High Yield, Emerging Markets Sovereign Debt, Developed Markets Investment Grade Corporate Debt, Developed Markets Government Debt, and Emerging Markets Corporate Debt. Generally, individual opportunities are identified through a rigorous fundamental credit analysis process applied across global markets and across the capital structure of issuers. The Sub-Adviser also evaluates each security on a relative value basis to other potential investments. The Sub-Adviser manages broad volatility risks through setting total risk levels and asset class exposures. The Sub-Adviser evaluates each potential investment to determine its contribution to overall portfolio risk. It generally sells securities when full valuation is reached, when a security comes up materially short versus expected results, or if alternative investments have been identified as offering better value. Investment exposures typically focus on the higher yielding spread markets, however the strategy retains the flexibility to take a more defensive position as deemed appropriate.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes. The Fund may invest in adjustable rate securities that pay interest at rates that reset at various times. These reset provisions tend to reduce the impact of changes in interest rates on the value of the security. However, there can be no assurance that such reset provisions will have their intended effect.

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. Derivatives are also subject to operational and legal risks.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Private Placement Risk – Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Structured Note Risk – Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 14.75% (quarter ended June 30, 2020) and the lowest return for a quarter was -16.18% (quarter ended March 31, 2020).

Dunham International Opportunity Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	5 Years	10 Years
Class N Shares
return before taxes	6.39%	0.99%	0.62%
return after taxes on distributions	4.38%	-0.66%	-0.27%
return after taxes on distributions and sale of Fund shares	3.75%	0.02%	0.09%
Class C Shares
return before taxes	5.44%	0.22%	-0.14%
Class A Shares
return before taxes	1.29%	-0.18%	-0.07%
Bloomberg Global Aggregate Bond ex-US Index Unhedged (reflects no deduction for fees, expenses, or taxes)	-4.22%	-3.37%	-0.90%
Bloomberg Global Aggregate Bond ex-US Total Return Index Hedged (reflects no deduction for fees, expenses, or taxes)	4.97%	1.01%	2.43%
Morningstar Global Bond Category (return before taxes)*	-0.76%	-1.19%	0.07%

*       The Morningstar Global Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Virtus Fixed Income Advisers, LLC (“VFIA” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are James E. Craige, CFA, Chief Investment Officer of the Stone Harbor Investment Partners division of VFIA, David Scott, Stuart Sclater-Booth, and Simon Lau, CFA, each a Portfolio Manager at the Stone Harbor Investment Partners division of VFIA (collectively, the “Fund’s Portfolio Managers”). Messrs. Craige, Scott, Sclater-Both and Lau joined an affiliate of VFIA in April 2006. The Fund’s Portfolio Managers began managing the Fund in January 2020.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 46707	225 Pictoria Dr, Suite 450
Cincinnati, OH 45246	Cincinnati, OH 45246

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.